UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

AlerisLife Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to AlerisLife Inc.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Company’s annual meeting of stockholders held on June 7, 2022 (the “Annual Meeting”), the Company’s stockholders approved the AlerisLife Inc. Second Amended and Restated 2014 Equity Compensation Plan (the “Equity Compensation Plan”), which amended and restated the Company’s existing Amended and Restated 2014 Equity Compensation Plan to, among other things, increase by 3,500,000 the total number of shares of Common Stock, $0.01 par value (“Common Stock”) available for awards and to extend the term of the plan until June 7, 2032, the tenth anniversary of the Annual Meeting. Employees, officers, directors and other service providers of the Company are eligible to receive awards under the Equity Compensation Plan.

A copy of the Equity Compensation Plan that was approved by the Company’s stockholders was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2022 (the “2022 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Equity Compensation Plan are described in detail in the 2022 Proxy Statement. The foregoing description of the Equity Compensation Plan is qualified in its entirety by the terms of the Equity Compensation Plan. A copy of the Equity Compensation Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the election of three Directors in Group III of the Board of Directors (the “Board”) each for a three year term of office continuing until the Company’s 2025 annual meeting of stockholders and until his, her or their respective successor is duly elected and qualifies. The following persons were elected as Directors and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Jennifer B. Clark	19,164,059	870,375	4,538,220
Bruce M. Gans, M.D.	16,283,560	3,750,874	4,538,220
Michael E. Wagner, M.D.	16,333,759	3,700,675	4,538,220

As described above in Item 5.02, the Company’s stockholders also voted on the approval of the AlerisLife Inc. Second Amended and Restated 2014 Equity Compensation Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
15,957,838	3,859,502	217,094	4,538,220

The Company’s stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2022 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
24,318,444	214,990	39,220	N/A

The results reported above are final voting results.

Item 8.01.   Other Events.

Director Compensation

Also on June 7, 2022, the Company updated its Director compensation arrangements. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on June 7, 2022, the Company awarded each of the Company’s Directors 12,500 shares of the Company’s Common Stock.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits.

10.1	AlerisLife Inc. Second Amended and Restated 2014 Equity Compensation Plan
10.2	Summary of Director Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERISLIFE INC.

	By:	/s/ Jeffrey C. Leer
	Name:	Jeffrey C. Leer
	Title:	Interim President and Chief Executive Officer and Chief Financial Officer and Treasurer

Date: June 8, 2022